UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2012

BioClinica, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11182	11-2872047
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

826 Newtown-Yardley Road, Newtown, PA	18940
(Address of Principal Executive Offices)	(Zip Code)

(267) 757-3000

(Registrant’s telephone number,

including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07              Submission of Matters to a Vote of Security Holders.

On May 16, 2012, BioClinica, Inc. (the “Company”) held its annual meeting of stockholders.  Matters voted on by stockholders included (1) the election of nine directors to the Company’s Board of Directors (the “Board”), (2) the approval of an amendment to the Company’s 2010 Stock Incentive Plan to increase the number of shares of the Company’s common stock available for issuance under the plan by an additional 500,000 shares and (3) the ratification of the Company’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012. There were represented at the meeting, either in person or by proxy, 13,513,230 shares of the Company’s common stock out of a total number of 15,662,259 shares of the Company’s common stock outstanding and entitled to vote at the meeting.  The results of the stockholders’ votes are reported below:

1. With respect to the election of directors, the following directors were elected by the indicated votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey H. Berg, Ph.D.	10,912,884	172,604	2,427,742
Martin M. Coyne	10,913,084	172,404	2,427,742
E. Martin Davidoff, CPA, Esq.	10,912,734	172,754	2,427,742
Marcela LoCastro, CPA CITP	10,912,884	172,604	2,427,742
David E. Nowicki, D.M.D.	10,913,084	172,404	2,427,742
Adeoye Y. Olukotun, M.D., M.P.H.	10,913,084	172,404	2,427,742
Wallace P. Parker Jr.	10,913,084	172,404	2,427,742
John P. Repko	10,913,084	172,404	2,427,742
Mark L. Weinstein	10,912,734	172,754	2,427,742

2. With respect to the approval of the amendment to the Company’s 2010 Stock Incentive Plan, the votes were as follows:

For	Against	Abstain	Broker Non-Vote
9,891,436	391,607	802,445	2,427,742

3.  With respect to the ratification of the Company’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2012, the votes were as follows:

For	Against	Abstain
13,269,958	33,300	209,972

The foregoing votes reflect that all of the director nominees were elected, the amendment to the Company’s 2010 Stock Incentive Plan was approved and PricewaterhouseCoopers LLP was ratified as the Company’s independent registered public accounting firm for 2012.

Item 8.01. Other Events.

On May 16, 2012, the Company’s Board approved an extension of its previously authorized share repurchase program, in order to (i) increase the repurchase up to an additional $2,000,000 of the Company’s common stock, par value $0.00025 per share (“Common Stock”), (now $4,000,000 in the aggregate (the “Cap”)), and (ii) extend the time period until the earlier of (1)  the Cap is exhausted, or (2) December 31, 2013.  As previously disclosed, repurchases under the program may be made through open market purchases or private transactions, in accordance with applicable federal securities laws, including Rule 10b-18.  The timing of any repurchases and the exact number of shares of Common Stock to be purchased will be determined by the Company’s management with approval by the Audit Committee of the Board of Directors, and will depend upon market conditions and other factors.  The Company anticipates that the program will be funded using its cash on hand and cash generated from operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIOCLINICA, INC.

Dated: May 18, 2012	By:	/s/ Mark L. Weinstein
		Name:	Mark L. Weinstein
		Title:	President and Chief Executive Officer